Exhibit 10.1

SUPPLY AGREEMENT

This SUPPLY AGREEMENT (“Agreement”) is made this 31st day of March 2014, between rEVO Biologics, Inc., a Massachusetts Corporation, having a principal place of business at 175 Crossing Boulevard, Framingham, MA 01702–USA (“rEVO”), and LFB USA, Inc., a Delaware corporation having a principal place of business at 175 Crossing Boulevard, Framingham, MA 01702–USA (hereinafter referred to as “LFB USA”). Each of rEVO and LFB USA may be referred to herein as a “Party” or, collectively, “Parties”.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

RECITALS

WHEREAS, rEVO owns or controls the right to develop and commercialize ATryn throughout the Supplied Territory (as defined below) and a right of first negotiation to obtain similar rights with respect to certain other countries of the world;

WHEREAS, LFB USA owns or controls the right to manufacture ATryn in the Territory for its use and sale in the Supplied Territory and in the rest of the world (as defined below).

WHEREAS, rEVO desires to purchase from LFB USA, and LFB USA is willing to sell to rEVO, VIALED PRODUCT (as defined in Article 1.21 below), as needed for rEVO to develop and commercialize the Products in the SUPPLIED TERRITORY.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1 - DEFINITIONS

As used in this Agreement, the singular includes the plural and the plural includes the singular, wherever so required by fact or context. As used in this Agreement, and unless otherwise provided, the following terms shall have the meanings specified below. Certain other capitalized terms are defined elsewhere in this Agreement.

Any reference to the term:

1.1	AFFILIATE means (a) an organization which directly or indirectly controls a Party to this Agreement; (b) an organization which is directly or indirectly controlled by a Party to this Agreement; or (c) an organization which is controlled, directly or indirectly, by the ultimate parent company of a Party. Control as per (a), (b), and (c) is defined as owning greater than fifty percent (>50%) of the voting stock of a company or having otherwise the power to govern the financial and the operating policies or to appoint the management of an organization. Notwithstanding the foregoing, for the purposes of this Agreement, rEVO and LFB USA shall not be considered Affiliates.

1.2	AGREEMENT means this Agreement and its appendices.

1.3	ATRYN COMPOUND means any transgenically-derived protein that consists of, incorporates, embodies, or is derived from a transgenic antithrombin alfa.

1.4	BATCH means a defined quantity of CLARIFIED PRODUCT and/or VIALED PRODUCTs Manufactured in accordance with cGMP, the Regulatory Approval(s), the Specifications and Applicable Laws.

1.5

COMMERCIALLY REASONABLE EFFORTS means with respect to the efforts to be expended by a Party with respect to the objective that is the subject of such efforts, reasonable, good faith efforts and resources to accomplish such objective that such Party would normally use to accomplish a similar objective under similar circumstances, taking into account issues of scientific risk, patent coverage, safety and efficacy, product profile,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

competitiveness of the marketplace, proprietary position, the regulatory structure involved and potential profitability (including pricing and reimbursement status achieved or likely to be achieved) and other relevant factors, including technical, legal, scientific and/or medical factors.

1.6	CLARIFIED PRODUCT means milk of transgenic goats expressing ATryn Compound clarified, treated for viral inactivation, and concentrated diafiltered by tangential filtration

1.7	CONTROL(LED) means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

1.8	DELIVERY means the delivery of the VIALED PRODUCT or CLARIFIED PRODUCT to the Delivery Site, in accordance with the terms of this Agreement and the relevant Purchase Order.

1.9	DELIVERY SITE means the place of delivery, as defined in the relevant Purchase Order.

1.10	DOWNSTREAM PROCESS MANUFACTURING RIGHTS means any and all Patent Right and Know-How that is Controlled by LFB USA on or after the Effective Date that (a) relates to ATryn Compound and (b) is necessary or useful to perform purification of starting material obtained from the Upstream Process with one or several steps which may be chromatographic steps , filtration steps, formulation, aseptic filtration and freezing that are in accordance with agreed process descriptions to manufacture, testing and release formulated bulk drug substance that meets applicable requirements for fill and finish of ATryn Product.

1.11	EFFECTIVE DATE means the date first above written regardless of the date this Agreement is actually signed by the Parties.

1.12	FACILITIES means those facilities used by rEVO and/or a rEVO Subcontractor for Manufacturing of the VIALED PRODUCT or CLARIFIED PRODUCT in accordance with the terms of this Agreement and the Quality Agreement, which, as of the Effective Date, are located at the following addresses: [***].

1.13	FILL AND FINISH MANUFACTURING RIGHTS means any and all Patent Right and Know-How that is Controlled by LFB USA on or after the Effective Date that (a) relates to ATryn Compound or ATryn Product and (b) is necessary or useful to perform manufacturing of final drug product in a form available for sale or other patient use including fill, finish and packaging with coding, sealing and stoppering, labelling, primary and secondary packaging, and also all required testing, and release of ATryn Product.

1.14	KNOW-HOW means any and all know-how, trade secrets and proprietary technology, including enhancements, manufacturing processes or protocols, writings, documentation, data, technical information, techniques, results of experimentation and testing, diagnostic and prognostic assays, specifications, databases, any and all laboratory, research, pharmacological, toxicological, analytical, quality control, pre-clinical and clinical data, safety data, chemistry, manufacturing and control data and other information and materials, including all of the foregoing potentially patentable, even if not patented.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.15	LFB USA FULLY MANUFACTURING BURDENED COST means the actual Direct Variable Costs a, Direct Fixed Costs and Indirect Costs associated with the standard manufacturing costs of the Product in accordance with the inventory costs. As used herein,

•	“Direct Variable Costs” shall mean the resources and supplies directly consumed in the manufacture of such Product, including, but not limited to, the cost of labor and raw materials.

•	“Direct Fixed Costs” shall mean the fixed costs directly related to the manufacture of such Product, including, but not limited to, the cost of facilities, utilities, insurance, equipment depreciation, royalties payable to others, and allocable manufacturing administration.

•	Direct Fixed Costs shall be allocated to such Product based upon the proportion of such costs directly attributable to the support of the manufacturing process for such Product. If a facility or function is not solely dedicated to the manufacture of the Product, Direct Fixed Costs shall be allocated in proportion to the actual use in days to manufacture the Product divided by the total number of days available on an annual basis.

•	Except as otherwise provided in this Agreement, all fully burdened cost determinations made hereunder shall be made in accordance with IFRS.

•	For the sake of clarity, the LFB USA FULLY MANUFACTRING BURDENED COST excludes the cost of failed batches as defined in section 5 of the Agreement.

1.16	LFB USA Subcontractors means any Third Party to which LFB USA may delegate the performance of a part of the Manufacturing or storage of the VIALED PRODUCTs or CLARIFIED PRODUCTs.

1.17	MANUFACTURE or MANUFACTURING means the activities required to produce the CLARIFIED PRODUCT or VIALED PRODUCT, including for example, source milk collection, clarification, purification, filtration compounding, aseptic filling, lyophilizing, capping, coding, sealing and stoppering of the Product and the inspection, testing and release thereof, all in accordance with cGMP, the Regulatory Approval(s), the Specifications, Applicable Laws and the terms and conditions set forth in this Agreement.

1.18	MATERIAL BREACH means:

i.	LFB USA fails to supply rEVO with VIALED PRODUCT in accordance with the requirements of this Agreement (including any applicable Purchase Order) and such failure is not cured within one hundred and eighty (180) days from the date of such failure or

ii.	LFB USA fails to maintain any and all regulatory approval required for the performance of the Manufacturing services and that failure is not cured within hundred and eighty (180) days.

For purposes of this definition, the term “cure” means that the deficiencies leading to the relevant failure have been cured by corrective actions, including that replacement VIALED PRODUCT has been supplied or regulatory approvals have been acquired, as applicable, and that such corrective actions will ensure that similar failures will not recur.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.19	PATENT RIGHTS means all intellectual property rights represented by or issuing from (a) any United States and foreign issued patents and patent applications, as well as any priority attached priority rights (b) all patent applications filed in any jurisdiction corresponding to or claiming priority from the patents and/or patent applications referred to in the foregoing clauses (a); (c) all divisionals, continuations and continuations-in-part of the patent applications referred to in the foregoing clauses (a) and (b); (d) all patents issuing from the patent applications referred to in the foregoing clauses (a), (b) and (c); (e) all reissues, re-examination certificates, registrations, confirmations, extensions, substitutions, renewals, amendments and supplementary protection certificates of the patent and/or patent applications referred to in the foregoing clauses (a) through (d); and (f) all foreign counterparts of the patents and patent applications referred to in the foregoing clauses (a) through (e).

1.20	PRODUCT means any pharmaceutical or medicinal item, process intermediate substance or product, formulation or dosage that is comprised of, or contains, the ATryn® Compound (whether or not such ATryn Compound is the sole active ingredient) including CLARIFIED PRODUCT and VIALED PRODUCTS.

1.21	QUALITY AGREEMENT shall mean the agreement that sets out a detailed description of the pharmaceutical responsibilities of each Party under his Agreement and all related transportation, delivery, packaging, Quality Assurance and storage specifications. A copy of the Quality Agreement is attached hereto.

1.22	RAW MATERIAL means all raw materials (including, without limitation, excipients, processing aids and bulk packaging components (including, without limitation, coded Vials) necessary to Manufacture and ship the CLARIFIED PRODUCT or the VIALED PRODUCT in accordance with cGMP, the Regulatory Approval(s), the Specifications and Applicable Laws.

1.23	REGULATORY APPROVAL means, with respect to the SUPPLIED TERRITORY, any approval, product and establishment license, registration, or authorization of the Regulatory Authority required for the Manufacture, use, storage, importation, exportation, transport, or distribution of a CLARIFIED PRODUCT or a VIALED PRODUCT in the SUPPLIED TERRITORY.

1.24	REGULATORY AUTHORITY means the US FDA and any other regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, Manufacture, production, use, storage, transport, clinical testing, marketing, pricing or sale of a Product in the SUPPLIED TERRITORY.

1.25	SPECIFICATIONS shall mean the Product Specifications for the CLARIFIED PRODUCT or the VIALED PRODUCT provided by rEVO and agreed upon by LFB USA and attached hereto.

1.26	SUPPLIED TERRITORY means the United States of America, including its possessions and territories, and any other regions, countries or territories in respect of which rEVO obtains rights to develop and commercialize Product during the Term of this Agreement pursuant to an agreement with Laboratoire français du Fractionnement et des Biotechnologies or any successor thereto (“LFB S.A.”).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

1.27	THIRD PARTY means any party or any person or entity other than a Party or its Affiliates.

1.28	VIALED PRODUCT means the ATryn Compound filled, finished and packaging with coding, sealing and stoppering in in either vials labeled and packaged in primary and secondary packaging or naked vials

1.29	THIRD PARTY VIALED PRODUCT means VIALED PRODUCT manufacture by a THIRD PARTY supplier from the CLARIFIED PRODUCT delivered by LFB USA.

1.30	UPSTREAM PROCESS MANUFACTURING RIGHTS means any and all Patent Right and Know-How that is Controlled by LFB USA on or after the Effective Date that (a) relates to ATryn Compound or ATryn Product and (b) is necessary or useful to perform production, testing and release of milk of transgenic goats containing ATryn Compound, and may include milk previously clarified by filtration, treated for viral inactivation, pasteurizated, concentrated and diafiltered by tangential filtration and filtered before freezing for storage. For the avoidance of doubt, Upstream Process Manufacturing Rights also includes Patent Right and Know-How that is Controlled by LFB USA required to generate and maintain and adequate animal herd for milk production, including breeding, maintenance and management of the animals and animal facilities.

ARTICLE 2– PURPOSE OF THE AGREEMENT

The purpose of this Agreement is to set forth the terms and conditions under which LFB USA shall provide rEVO with

•	VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY

•	and/or, subject to the provision of sections 3.1 and 3.2 below, CLARIFIED PRODUCT for manufacturing of THIRD PARTY VIALED PRODUCT

ARTICLE 3– OBLIGATIONS OF rEVO AND LFB USA

3.1	SUPPLY AND PURCHASE OF VIALED PRODUCT AND/OR CLARIFIED PRODUCT

3.1.1	Supply and purchase of VIALED PRODUCT AND/OR CLARIFIED PRODUCT

From the Effective Date until the seventh (7th) anniversary date of the date of the obtaining by rEVO of the BLA on ATryn for the pre-term preeclampsia indication (the “BLA Date”), LFB USA shall supply rEVO exclusively, and rEVO shall order exclusively from LFB USA, any and all VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY (the “Initial Supply Period”).

From the seventh (7th) anniversary date of the BLA Date until the twelfth (12th) anniversary of the BLA Date (the “Extended Supply Period”), LFB USA shall supply rEVO, and rEVO shall order from LFB USA, not less than fifty percent (50%) of rEVO’s requirements for VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY.

For avoidance of doubt, during the Extended Supply Period, rEVO shall be permitted to order up to the remaining fifty percent (50%) of rEVO’s requirements for VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY from a Third Party supplier, provided that rEVO

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

shall continue to order exclusively from LFB USA under this Agreement all quantities of CLARIFIED PRODUCT necessary for such Third Party supplier to manufacture the requested quantities of THIRD PARTY VIALED PRODUCT.

rEVO and/or its Affiliates, Distributors, wholesalers, Sublicensees or agents shall be responsible for labeling and further secondary or tertiary packaging of the VIALED PRODUCT, including compliance with the Regulatory Approval(s) and all Applicable Laws related thereto.

The Parties agree that rEVO shall not be bound by the exclusivity above mentioned in the following case: (i) in the event that LFB USA notifies rEVO that it is reasonably likely that LFB USA will be unable to provide rEVO with amounts forecasted by rEVO in accordance with Article 4 below, unless circumstances change and LFB USA notifies rEVO within ninety (90) days from the date of the original notice that LFB no longer believes that it is reasonably likely that LFB USA will be unable to provide rEVO with amounts forecasted by rEVO in accordance with Article 4 below, (ii) LFB USA fails to supply rEVO with VIALED PRODUCT in accordance with the requirements of this Agreement (including any applicable Purchase order) and such failure is not cured within ninety (90) days from the date of such failure or (iii) LFB USA fails to maintain any and all regulatory approval required for the performance of the Manufacturing services and that failure is not cured within ninety (90) days.

In the event of an occurrence described in the foregoing clauses (i), (ii) or (iii) that results in LFB USA not being able to Manufacture VIALED PRODUCT as required hereunder but that does not impair LFB USA’s ability to Manufacture CLARIFIED PRODUCT as required to Manufacture VIALED PRODUCT as required hereunder:

•	rEVO shall be entitled to purchase up to one hundred percent (100%) of its requirements for VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY to a Third Party supplier until LFB USA demonstrates to rEVO’s reasonable satisfaction the ability to supply all of rEVO’s requirements for VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY.

•	LFB USA shall grant to rEVO a royalty free license on Downstream Process Manufacturing Right and Fill and Finish Manufacturing Right that may be necessary for rEVO to manufacture the THIRD PARTY VIALED PRODUCT. This license shall include the right for rEVO to grant sub-licenses to any third party with LFB USA prior written consent, not to be unreasonably withheld.

•	LFB USA shall enter into a technology transfer with rEVO and a Third Party supplier to enable such Third Party supplier to perform the Manufacturing of the THIRD PARTY VIALED PRODUCT in accordance with (i) the applicable Product Specifications, (ii) the terms set forth in the Quality Agreement, and (iii) with all relevant business conduct, regulatory, and health and safety guidelines or regulations established by governmental authorities with respect to LFB USA’s business. The financial conditions of such technology transfer will be limited to the reimbursement by rEVO to LFB USA with no mark-up of the fully burdened costs borne by LFB USA to execute such technology transfer.

In the event of an occurrence described in the foregoing clauses (i), (ii) or (iii) that results in LFB USA not being able to Manufacture CLARIFIED PRODUCT as required to Manufacture VIALED PRODUCT as required hereunder:

•	rEVO shall be entitled to purchase up to one hundred percent (100%) of its requirements for

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

CLARIFIED PRODUCT or VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY to a Third Party supplier until LFB USA demonstrates to rEVO’s reasonable satisfaction the ability to supply all of rEVO’s requirements for VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY

•	LFB USA shall grant to rEVO a royalty free license on Upstream Manufacturing Rights, Downstream Process Manufacturing Right and Fill and Finish Manufacturing Right that may be necessary for rEVO to manufacture the THIRD PARTY VIALED PRODUCT. This license shall include the right for rEVO to grant sub-licenses to any third party with LFB USA prior written consent, not to be unreasonably withheld.

•	LFB USA shall enter into a technology transfer with rEVO and one or more Third Party suppliers to enable such Third Party suppliers to perform the Manufacturing of the VIALED PRODUCT (including the Upstream Manufacturing Rights, Downstream Process Manufacturing Right and Fill and Finish Manufacturing Right) in accordance with (i) the applicable Product Specifications, (ii) the terms set forth in the Quality Agreement, and (iii) with all relevant business conduct, regulatory, and health and safety guidelines or regulations established by governmental authorities with respect to LFB USA’s business. The financial conditions of such technology transfer will be limited to the reimbursement by rEVO to LFB USA with no mark-up of the fully burdened costs bared by LFB USA to execute such technology transfer.

3.2	Second Source; Technology Transfer; Standby License

Starting two (2) years before the end of the Initial Supply Period, rEVO shall have the option (but not the obligation) to establish a second source for VIALED PRODUCT (the “Second Source Option”).

In the event that rEVO decides to exercise the Second Source Option:

•	rEVO shall remain obligated to purchase up to fifty percent (50%) of rEVO’s requirements for VIALED PRODUCT for clinical and commercial needs in the SUPPLIED TERRITORY during the Extended Supply Period.

•	LFB USA shall grant to rEVO a license on Downstream Process Manufacturing Right and Fill and Finish Manufacturing Right that may be necessary for rEVO to manufacture the THIRD PARTY VIALED PRODUCT. This license shall include the right for rEVO to grant sub-licenses to any third party with LFB USA prior written consent. The terms and financial conditions of such license shall be negotiated and concluded in good faith at reasonable conditions.

•	LFB USA shall enter into a technology transfer with rEVO and a Third Party supplier to enable such Third Party supplier to perform the Manufacturing of the VIALED PRODUCT in accordance with (i) the applicable Product Specifications, (ii) the terms set forth in the Quality Agreement, and (iii) with all relevant business conduct, regulatory, and health and safety guidelines or regulations established by governmental authorities with respect to LFB USA’s business. The financial conditions of such technology transfer will consist in the reimbursement of the fully burdened costs bared by LFB USA to execute such technology transfer plus a reasonable mark-up to be negotiated in good faith between the Parties.

•	LFB USA shall supply the Third Party supplier with such quantities of CLARIFIED PRODUCT as are required for the Manufacturing of the THIRD PARTY VIALED PRODUCT ordered by rEVO.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.3	LFB USA COMPLIANCE WITH LAWS AND REGULATIONS

LFB USA shall deliver VIALED PRODUCT and/or CLARIFIED PRODUCT compliant with the terms of the Agreement, and in particular with (i) the applicable Product Specifications, (ii) the applicable Quality Agreement, and (iii) with all relevant business conduct, regulatory, and health and safety guidelines or regulations established by governmental authorities with respect to LFB USA’s business (“Applicable Laws”).

As a general rule, LFB USA undertakes to supply the VIALED PRODUCT and/or CLARIFIED PRODUCT in a manner commensurate with professional standards, by implementing all necessary means and in accordance with cGMP, the Regulatory Approval(s), the Specifications and Applicable Laws.

3.4	SPECIFICATIONS

LFB USA shall, and shall cause its subcontractors, to perform, or have performed, at LFB USA’s own expense each of the following activities with respect to the Product to be supplied to rEVO intended for use or sale by rEVO (in each case, in accordance with and subject to the terms and conditions of this Agreement and the Quality Agreement):

i.	register and maintain a valid registration of the LFB USA manufacturing facility (and/or such other suitable facility, including a Third Party manufacturing facility) as a facility performing manufacturing operations for pharmaceutical and biologic products and prepare site master files as required by Applicable Laws and;

ii.	LFB USA shall not make any change or take any action which requires amendment of the BLA or other Regulatory Approval without the prior written consent of rEVO, which consent shall not be unreasonably withheld. In the event LFB USA makes a change or takes an action for good reason, including, without limitation, a change mandated by a Regulatory Authority, any costs relating to such change or action to the Parties shall trigger a negotiation in good faith of an amendment of the amounts payable under this Agreement; provided that if such changes are only required to comply with ex-US Regulatory Authority requirements for use of the VIALED PRODUCT to treat pre term preeclampsia, LFB USA shall bear all related costs for such changes.

3.5	MATERIAL

LFB USA shall be responsible for producing, inspecting and releasing adequate transgenic source milk as necessary to meet any accepted Purchase Orders pursuant to Section 4 hereof, unless otherwise agreed to by the Parties in writing.

LFB USA shall be responsible for producing, procuring, inspecting and releasing adequate Raw Materials as necessary to meet any accepted Purchase Orders pursuant to Section 4 hereof, unless otherwise agreed to by the Parties in writing.

Except as otherwise agreed upon between the Parties, LFB USA shall be responsible for testing of all Raw Materials procured by or on behalf of LFB USA and used in the Product to ensure that they meet applicable Product Specifications, cGMP, the Regulatory Approval(s) and all Applicable Laws and quality standards (including, but not limited to, those set forth in the Quality Agreement).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.6	DILIGENCE

LFB USA will use Commercially Reasonable Efforts to perform all Services described in each Purchase Order in accordance with any applicable timelines set forth herein or any Purchase Order, or as may be subsequently agreed between the Parties.

ARTICLE 4 - FORECASTS AND PURCHASE ORDERS

4.1	FORECASTS.

A rolling written forecast of orders that rEVO expects to place during the [***] of the Term, including requested Delivery Dates for such orders, shall be provided to LFB USA within [***] following the Effective Date. At least [***] in advance of each calendar [***] thereafter, rEVO shall submit to LFB USA a revised forecast.

With respect to the initial forecast provided and all subsequent forecasts provided by rEVO to LFB USA, the following commitment principles apply:

a.	Forecasts shall specify the requested quantity and timing of VIALED PRODUCT or CLARIFIED PRODUCT deliveries.

b.	The first [***] of each rolling forecast shall constitute a binding commitment (each a “Binding Forecast”) by rEVO to purchase quantities of VIALED PRODUCT or CLARIFIED PRODUCT. Order timing will be specified by [***].

c.	The second [***] of each rolling forecast shall constitute a partially binding commitment (each a “Partially Binding Forecast”) such that when rEVO submits the Binding Forecast for such period, the Binding Forecast may vary by [***] from the Partially Binding Forecast. Order timing will be specified by [***].

d.	The following [***] of each rolling forecast after the Binding Forecast and Partially Binding Forecast shall constitute a nonbinding commitment (each a “Non-Binding Forecast”) by rEVO to purchase such quantities of .VIALED PRODUCT or CLARIFIED PRODUCT , provided that when rEVO submits the Partially Binding Forecast for such period, the Partially Binding Forecast may vary by [***] from the Non-Binding Forecast. Order timing may be specified by [***].

Within [***] of receipt of each rolling forecast by LFB USA, LFB USA will acknowledge receipt of such rolling forecast and:

•	For the Binding Forecast, either

•	confirm that it shall Manufacture the VIALED PRODUCT or the CLARIFIED PRODUCT on the delivery date and quantities expected by rEVO during the Binding Forecast (“Binding Forecast Acceptance”), or

•	propose another delivery date to be agreed by rEVO.

•	For the Partially Binding Forecast and Non-Binding Forecast, LFB USA shall communicate any anticipated issues or concerns to rEVO in terms of quantities and timing expected by rEVO during Partially Binding Forecast and the Non-Binding Forecast.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.2	PURCHASE ORDERS

rEVO shall issue Purchase Orders to LFB USA within [***] of a Binding Forecast Acceptance for all Deliveries agreed by LFB USA during the Binding Forecast.

ARTICLE 5– DELIVERY AND ACCEPTANCE PROCEDURE

5.1	DELIVERY

5.1.1 LFB USA shall deliver VIALED PRODUCT and/or CLARIFIED PRODUCT compliant with Specifications and stored in accordance with the provisions of Quality Agreement.

As soon as the quantity of VIALED PRODUCTs or CLARIFIED PRODUCTs specified in the Binding Forecast Acceptance is ready to be delivered, LFB USA shall send by fax and/or e-mail to rEVO the following information:

•	Packing list

•	Proforma invoice

•	certificate of analysis

5.1.2 Any shipment of VIALED PRODUCT and/or CLARIFIED PRODUCT shall be delivered to LFB USA under conditions [***].

5.1.3 Title to VIALED PRODUCT and/or CLARIFIED PRODUCT shall pass to rEVO when [***].

5.1.4 All risks of loss or damage to any VIALED PRODUCT and/or CLARIFIED PRODUCT shall pass to rEVO [***].

5.2	ACCEPTANCE PROCEDURE

5.2.1	Defect and Latent Defect

Upon receipt of the VIALED PRODUCT and/or CLARIFIED PRODUCT at [***], rEVO shall in accordance with the Quality Agreement attached as Exhibit A:

•	make a visual quality control and check the quantities of VIALED PRODUCT and/or CLARIFIED PRODUCT delivered at [***], and make all the necessary reserves on the Delivery Receipt for physical conformity defects detectable upon visual inspection of the VIALED PRODUCT and/or CLARIFIED PRODUCT and/or CLARIFIED Product (“Defects”) if any; and

•	confirm or make all the necessary reserves and shall inform LFB USA, by telecopy and/or email, of those reserves (i) [***] from the receipt of the VIALED PRODUCT and/or CLARIFIED PRODUCT at [***] for Defects, or (ii) for VIALED PRODUCT and/or CLARIFIED PRODUCT and/or CLARIFIED Product at LFB USA Facility with defects that are not detectable upon visual inspection, such as quality related defects (“Latent Defects”), within [***] from detection of such Latent Defects.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

If rEVO does not notify LFB USA of a Defect or a Latent Defect of the VIALED PRODUCT and/or CLARIFIED PRODUCT according to the process and timing described above, rEVO shall be deemed to have accepted the VIALED PRODUCT and/or CLARIFIED PRODUCT regardless of rEVO’s actual performance or non-performance of Product examination upon receipt of the Batch shipment, and to have waived any rights to Product rejection with respect of Defects or Latent Defects, as the case may be. In the other case, the procedures set forth in article 5.2.2 will be applied.

For sake of clarity and in consistency with Clause 5.1.4. of the Agreement, LFB USA shall not have any liability for any defects of the VIALED PRODUCT and/or CLARIFIED PRODUCT resulting from shipment [***].

5.2.2	Failure to meet Specification

Subject to Article 3 of the Agreement, should any disagreement arise between the Parties on the subject of the quality and the origin of the Defect or Latent Defect in any defective Products, analysis and biological tests may be requested by either Party to determine responsibility.

Should the results of controls implemented by rEVO be different from LFB USA controls, the Parties agree to proceed to one further control on the VIALED PRODUCT and/or CLARIFIED PRODUCT concerned.

Should the results of each Party be confirmed, the Parties will mandate an independent Third Party jointly chosen by the Parties in order to implement new controls. The results of such new controls shall be final and binding upon the Parties. The costs of such controls shall be borne by defaulting Party.

Should the quality of the VIALED PRODUCT and/or CLARIFIED PRODUCT fail to meet the Specifications, and to the extent that such failure is not due (in whole or in part) to acts or omissions of rEVO or any Third Party after Delivery, LFB USA shall either (i) deliver at its own cost including freight and insurance new Products for replacement of the defective quantity or (ii) refund to rEVO the price of the defective VIALED PRODUCT(s) and/or CLARIFIED PRODUCT

In the event that rEVO requires LFB USA to replace such Product, LFB USA shall, in the context, use reasonable efforts to do so in the shortest period of time.

The above warranties do not extend to any warranty of merchantability or fitness for a particular purpose or other warranty whether express or implied except as expressly stated herein, and the remedies regulated in this Article 5 are the sole and exclusive rEVO remedies in case of Defect or Latent Defect of the VIALED PRODUCT and/or CLARIFIED PRODUCT.

ARTICLE 6 - COMPENSATION

6.1	PRICE AND SCHEDULE OF PAYMENT

rEVO shall pay LFB USA for supply of VIALED PRODUCT and/or CLARIFIED PRODUCT performed by LFB USA under this Agreement, based on the terms set forth on Exhibit D attached hereto.

Price and Schedule of payment shall be defined in each Purchase Order.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.2	PAYMENTS - WITHHOLDING TAX

6.2.1	Payments in US Dollars.

All payments made by rEVO under this Article 6 shall be made by wire transfer in US Dollars in accordance with wire transfer instructions provided to rEVO in writing from time to time by LFB USA.

6.2.2	Tax Withholding.

If Applicable laws require withholding of income or other taxes imposed upon any payments made by rEVO to LFB USA under this Agreement, rEVO shall (i) make such withholding payments as may be required, (ii) subtract such withholding payments from such payments to be made to LFB USA, (iii) submit appropriate proof of payment of the withholding taxes to LFB USA within a reasonable period of time, and (iv) promptly provide LFB USA with all official receipts with respect thereto.

6.3	INVOICES

Invoices shall be paid by rEVO no later than [***] after rEVO’s receipt thereof, net from invoice date by SWIFT transfer to LFB USA’s bank account, the particulars of which are set forth below:

•	Account Name: LFB USA

•	Bank Name:

Account Number:

•	Sort Code:

•	IBAN:

•	Swift Code:

In the event payment is not received by the Party to whom such payment is due on or before the [***] after the due date, then such unpaid amount shall accrue interest at the rate per annum equal to [***], or at a lower rate if so required by Applicable Laws, calculated on the number of days that lapse until such amount is paid in full.

Failure to make payment within [***] following receipt of invoice shall be considered a material breach of the Agreement and LFB USA, may at its option refrain from deliver any further product, terminate the Agreement, place liens and attachments on Product in inventory and obtain any other remedies at law or equity to protect its interests and rights and to assure that LFB USA will be compensated for the Product delivered.

Invoices shall be sent by LFB USA to rEVO to the following address:

175 Crossing Boulevard

Framingham

MA 01702–USA

ARTICLE 7 - RECORDS; REGULATORY MATTERS

Except as otherwise expressly set forth in this Agreement, regulatory compliance under this Agreement shall be governed by the Quality Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

7.1	QUALITY AGREEMENT

Within 3 months of the Effective Date, the Parties shall execute a Quality Agreement in substantially the form attached hereto as Exhibit A (the “Quality Agreement”). In the event of a conflict between the terms of this Agreement and the Quality Agreement, this Agreement shall control.

7.2	GOVERNMENTAL INSPECTIONS AND REQUESTS.

LFB USA shall immediately advise rEVO if an authorized agent of any Regulatory Authority visits the Facilities concerning the Manufacturing of the VIALED PRODUCT or CLARIFIED PRODUCT. LFB USA shall furnish to rEVO a copy of the report with respect to any such visit by such Regulatory Authority, if any, within [***] of LFB USA’s receipt of such report.

Further, upon receipt of a Regulatory Authority request to inspect the Facilities or audit LFB USA’s or LFB USA’s Subcontractors’ books and records with respect to Manufacturing under this Agreement, LFB USA shall immediately notify rEVO, and shall provide rEVO with a copy of any written document received from such Regulatory Authority with respect to any such inspection or audit.

rEVO shall notify rEVO of any corrective action to be taken, and shall either promptly contest any alleged violations or deficiencies in good faith or take the required corrective action, each at LFB USA’s sole expense.

7.3	AUDIT

rEVO shall have the right, either by itself or through independent outside auditors or consultants, to inspect and audit any areas in the Facilities or any other Facilities of LFB USA, its Affiliates or LFB USA’s Subcontractors in which any portion of the Manufacturing or other activities with respect to the VIALED PRODUCT or CLARIFIED PRODUCT is performed for the examination of production or quality records or to perform cGMP audits, at its sole expense, on reasonable advance notice, during LFB USA’s normal business hours in a manner that does not interfere unreasonably with LFB USA’s operations.

Any such auditor or consultant shall enter into an agreement with the Parties on terms pursuant to which such independent auditor or consultant shall agree to maintain the confidentiality of the information obtained during the course of such audit.

7.2	CHANGES TO SPECIFICATIONS

Upon prior consent of rEVO, which shall not be unreasonably withheld, LFB USA may make changes to the SPECIFICATIONS for the Manufactured Product with notice given to rEVO as set forth in the Quality Agreement.

Such consent shall be deemed given if not received by LFB USA within [***] of LFB USA’s receipt of notification of such changes.

LFB USA will use commercially reasonable efforts to notify rEVO of any planned changes to the SPECIFICATIONS as soon as possible.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 8. WARRANTY – LIABILITY – INDEMNITY

8.1	WARRANTIES

8.1.1	Power

Each Party confirms that it is duly organized and authorized to enter into this Agreement and to carry out the work it is obliged to carry out under this Agreement.

8.1.2	Intellectual Proprietary Rights

Each Party warrants that it has and will maintain all necessary right, title or interest in any Intellectual Property Rights used in the Manufacture of the VIALED PRODUCT and/or CLARIFIED PRODUCT.

8.1.3	Compliance

LFB USA warrants that each Batch of VIALED PRODUCT and/or CLARIFIED PRODUCT shall be Manufactured by LFB USA in compliance with the terms of this Agreement, the Specifications and regulatory standards applicable to the Manufacture of the VIALED PRODUCT and/or CLARIFIED PRODUCT at the Facility.

8.1.4	Disclaimer

Except for the representations and warranties set forth in this Agreement, LFB USA makes no representations or warranties of any kind, express or implied, including implied warranties of merchantability, fitness for a particular purpose or any other matter relating to the Product and/or Manufacture thereof.

8.2	LIABILITIES

8.2.1	No Consequential Damages

IN NO EVENT SHALL LFB USA BE LIABLE TO rEVO OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, COST OF PROCUREMENT OF SUBSTITUTE GOODS EXCEPT AS PROVIDED FOR IN SECTION 5.2.2, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.

8.2.2	Limitation of LFB USA’s liability

In no event shall LFB USA’s total aggregate liability for any loss or damage suffered by rEVO as a result of breach of or in connection with this Agreement, or in respect of any other liability in respect of LFB USA’s performance or non-performance of the activities covered by this Agreement, exceed one hundred percent (100%) of the total amount payable for all Product in the total Binding Forecasts for the calendar year prior to the date of the event giving rise to the loss or damage suffered by rEVO,

8.2.3	Derestriction Of Liability

Notwithstanding the foregoing, nothing in this Agreement shall exclude or limit the liability of each Party in the case of (a) personal injury or death, (b) a Party’s breach of its confidentiality obligations, (c) an intellectual property right infringement claim brought by a Third Party that is a breach of a Party’s representation or warranty set forth above at Article 8.1, (d) a Party’s gross negligence or wilful misconduct.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.3	INDEMNITIES

8.3.1	Indemnification by LFB USA

Subject to provisions of article 8.2.2 and 8.2.3, LFB USA shall be liable for and agrees to indemnify and save rEVO (including its Affiliates), its directors, officers, employees completely harmless against any and all liability, damages, demands, claims, actions, proceedings, suits, judgments, costs, losses, and expenses (hereinafter referred to as “Claims”) that may be brought against or suffered by rEVO as a direct result of any breach by LFB USA of its obligations or warranties hereunder, except to the extent that such Claims are due to the negligence, gross negligence, fault or intentional misconduct of rEVO.

8.3.2	Indemnification by rEVO

rEVO shall be liable for and agrees to indemnify and save LFB USA (including its Affiliates), its directors, officers, employees completely harmless against any and all Claims that may be brought against or suffered by LFB USA as a direct result of any breach by rEVO of its obligations or warranties hereunder, except to the extent that such Claims are due to the negligence, gross negligence, fault or intentional misconduct of LFB USA.

8.3.3	Procedure

If either Party expects to seek indemnification under this Agreement with respect to a Claim, made, or filed, the Party seeking indemnification shall:

(i)	promptly give notice to the other Party of any such Claim against it, such Claim forming the basis of indemnification under this Agreement, and

(ii)	fully cooperate with the other Party in the investigation and defense of all such Claim.

8.3.4	Defense

The indemnifying Party shall have the option to assume the other Party’s defense in any such Claim with counsel reasonably satisfactory to the other Party. No settlement or compromise shall be binding on a Party hereto without such Party’s prior written consent, which will not be unreasonably withheld. The Party seeking indemnification shall have the right of appearance of counsel of its own selection, at its own cost and expense.

ARTICLE 9 INSURANCE

Each Party will be solely responsible for obtaining and maintaining at its own cost, during this Agreement, and for a period of no less than five (5) years following the termination or expiration of the Agreement, appropriate insurance coverage for its activities under this Agreement, including but not limited to, Commercial General Liability Insurance, Products and Completed Operations Liability Insurance, property and casualty insurance, with an insurance carrier with an A.M. Best rating of at least A- VII and in US dollars or foreign currency equivalent in amounts appropriate for its business and products of the type to be developed and manufactured pursuant to this Agreement. Either Party shall supply the other Party with a Certificate of Insurance on reasonable request, each year.

ARTICLE 10- CONFIDENTIALITY

10.1.	Each Party acknowledges and agrees that while performing this Agreement, it will be exposed to or be given Confidential Information of the other Party.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

10.2.	Each Party undertakes to maintain the Confidential Information of the other Party in strict confidence and use them for the sole purpose of performing its obligations under the Agreement, in any manner whatsoever and in any form, with at least the same care it has regarding its own Confidential Information.

Each Party undertakes to make the Confidential Information of the other Party available only to its employees, its consultants and its subcontractors who have a direct need to have access in order to perform this Agreement, and who are bound by confidentiality and restricted use obligations no less restrictive than those set forth in this Agreement.

10.3.	The foregoing undertaking of confidentiality and non-use shall remain in full force and effect for a period of ten (10) years as of the Effective Date, even if this Agreement is expired, terminated or declared null and void for any reason, except with respect to those of the Confidential Information which:

a)	was known to the public, or generally available to the public at the date of signature of this Agreement,

b)	becomes known to the public, or generally available to the public after the Effective Date, through no fault of the receiving Party;

c)	is obtained lawfully from a Third Party without any secrecy obligation, provided that such Confidential Information has not been acquired directly or indirectly, by the Third Party from the disclosing Party under a secrecy obligation,

d)	is developed by or on behalf of the receiving Party, without reliance on Confidential Information disclosed by the disclosing Party under this Agreement, as evidenced by written records,

e)	is required to be disclosed as a result of applicable laws or regulations or final order of a court, provided that the receiving Party promptly notifies the disclosing Party, that reasonable measures shall be taken by the receiving Party to assure confidential treatment of such information and that the receiving Party will restrict the disclosure to the piece of Confidential Information legally required.

For the purpose of the Agreement, no Confidential Information shall be deemed to be in the public domain or knowledge merely because such Confidential Information is embraced by more general information in the public domain or knowledge.

10.4.	Upon expiry or prior termination of this Agreement, unless the Parties should decide otherwise, each Party shall return to other Party any and all Confidential Information of the latter in its or its subcontractor’s possession.

10.5.	Except as otherwise expressly stated in this Agreement, each Party acknowledges that this Agreement does not constitute a license or other grant of rights to the other Party with respect to its Confidential Information except for the limited purpose of the performance of the Services in accordance with this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 11- TERM AND TERMINATION

11.1	TERM.

The term of this Agreement shall commence on the Effective Date and, unless terminated earlier in accordance with this Article 11, shall continue in full force and effect until the twentieth (20th) anniversary of the Effective Date (the “Term”).

11.2	TERMINATION BY EITHER PARTY

11.2.1 Termination	for Insolvency

In accordance with the law, either Party may immediately terminate the Agreement, by registered letter with return receipt requested if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition in bankruptcy is filed in any court of competent jurisdiction, or the other Party makes or executes any assignment for the benefit of creditor, in accordance with the applicable laws.

11.2.3 Termination	for breach

11.2.3.1 Termination	by LFB USA

LFB USA may terminate the Agreement in the event that rEVO fails to perform any obligation imposed upon it by the Agreement and such failure continues for a period of [***] days following the receipt by rEVO of a written notice of LFB USA’s intent to terminate.

11.2.3.2 Termination	by rEVO

rEVO may terminate the Agreement in the event that LFB USA has committed a Material Breach of this Agreement, provided, however, that such notification of termination is communicated to LFB USA within [***] of rEVO’s awareness of the Material Breach.

11.4	EFFECT OF TERMINATION.

In case of expiry or early termination of the Agreement:

i.	LFB USA shall supply rEVO with all Documentation concerning the Services performed as well as the Results obtained through the effective date of termination;

ii.	Each Party shall return to the other (a) all data and document in any form comprising or containing any Confidential Information contemplated by the Agreement (except for one copy thereof that may be retained in secure legal archives for evidentiary purposes only);

iii.	LFB USA shall return to rEVO any and all quantities of Product manufactured up to the effective date of termination;

iv.	LFB USA shall provide a quality report detailing for each produced or ongoing batch the quantities, the list and status of deviations, and the batches’ history (storage on site, shipment, destruction…). All manufacturing documentation will be signed by the quality assurance of LFB USA indicating the status of these documents.

v.	rEVO shall pay LFB USA the amount set forth in the relevant invoice in consideration of the Services actually performed or irrevocably committed in compliance with the terms of the Agreement and any related expenses up to the effective date of termination, including, but not limited to raw Materials;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

vi.	In addition, in case of termination of the Agreement due to a breach of rEVO, rEVO shall pay, if applicable, the amount of each Batch subject to a Binding Forecast;

vii.	If the termination was by rEVO pursuant to Section 11.2.3.2, then (A) LFB USA shall grant to rEVO a [***] license on Upstream Manufacturing Rights, Downstream Process Manufacturing Right and Fill and Finish Manufacturing Right that may be necessary for rEVO to manufacture the VIALED PRODUCT, this license shall include the right for rEVO to grant sub-licenses to any third party with LFB USA prior written consent, not to be unreasonably withheld and (B) LFB USA shall enter into a technology transfer with rEVO and one or more Third Party suppliers to enable such Third Party suppliers to perform the Manufacturing of the VIALED PRODUCT (including the Upstream Manufacturing Rights, Downstream Process Manufacturing Right and Fill and Finish Manufacturing Right) in accordance with (a) the applicable Product Specifications, (b) the terms set forth in the Quality Agreement, and (c) with all relevant business conduct, regulatory, and health and safety guidelines or regulations established by governmental authorities with respect to LFB USA’s business. [***]

viii.	If the termination or expiration was due to any reason other than by rEVO pursuant to Section 11.2.3.2 or by LFB USA pursuant to Section 11.2.3.1, LFB USA and rEVO shall negotiate a license to and technology transfer for the benefit of rEVO on Downstream Process Manufacturing Right and Fill and Finish Manufacturing Right that may be necessary for rEVO to manufacture the THIRD PARTY VIALED PRODUCT. This license shall include the right for rEVO to grant sub-licenses to any third party with LFB USA prior written consent. The terms and financial conditions of such license shall be negotiated and concluded in good faith at reasonable conditions.

ARTICLE 12 - ASSIGNMENT – SUBCONTRACTING

12.1	ASSIGNMENTS

Neither this Agreement nor any right or obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that either Party may assign this Agreement to any of its Affiliates or any entity in connection with the merger, consolidation or sale of all or substantially all of its assets.

12.2	SUBCONTRACTING

LFB USA shall be permitted to contract with one or more LFB USA Subcontractors to perform any of the activities described in this Agreement, in accordance with the terms hereof. Notwithstanding the foregoing, LFB USA remains responsible for the acts, omissions and negligence of said subcontractors. Subcontracting shall be managed according to the dispositions of the Quality Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ARTICLE 13 – FORCE MAJEURE

No Party shall be held liable or responsible to any other Party, nor be deemed to have defaulted under or breached this Agreement, for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including without limitation, fires, flood, earthquakes, accidents, explosions, sabotage, strikes or other labor disturbances, civil commotions, riots, invasions, acts of terrorism, wars (whether declared or undeclared), acts, restraints, requisitions, regulations, or directions of governmental authorities (provided that with respect to any act by a governmental body, such act is not a result of the failure of LFB USA, its Affiliates or subcontractors to comply with any Applicable Laws), shortages of labor, fuel, power, or raw material, inability to obtain equipment or supplies, inability to obtain or delays in transportation, acts of God, peril of the sea; provided, however, that the Party so affected shall use commercially reasonable and diligent efforts to avoid or remove such causes of non-performance, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. Each Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure. The Parties shall seek mutually and in good faith a resolution of the delay or the failure to perform.

ARTICLE 14 - INTERPRETATION

14.1	ENTIRE AGREEMENT

This Agreement contains the entire agreement and understanding between the Parties with respect to the subject matter, merges all prior discussions and negotiations between them, and shall not be altered, amended or construed by any previous or contemporaneous oral or written agreement.

Any amendment or supplement of this Agreement shall be by written instrument signed by both Parties.

Notwithstanding the foregoing, any prior confidentiality agreement between the Parties remains in full force and effect.

14.2	SEVERABILITY

If any provision or part of a provision of this Agreement is found unenforceable by a court of competent jurisdiction then the remainder of the provision or the remaining provisions (as the case may be) of this Agreement shall continue in full force and effect to the fullest extent permitted by law, provided however that upon elimination of said provision(s) or part thereof, the Parties remain able to achieve the practical economic benefits contemplated at the time that this Agreement was executed and delivered by both Parties.

If a Party believes it is as the result of the court decision unable to achieve the practical economic benefits contemplated at the time that this Agreement was executed and delivered by both Parties, it shall notify the other Party in writing, and the Parties shall negotiate in good faith to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes hereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.3	NO WAIVER

Failure to exercise any right or remedy hereunder shall not constitute a waiver of that right or remedy or any other right or remedy or to exercise any right or remedy in the future.

14.4	AUTHORSHIP

In the event of an ambiguity or if a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the authorship of any provisions of this Agreement.

14.5	HEADINGS

Headings are inserted for convenience and shall not affect the meaning or interpretation of this Agreement.

14.6	PREVALENCE OF DOCUMENTS

In case of conflict or inconsistency between the main body of this Agreement and its Exhibits, the main body of this Agreement shall prevail.

ARTICLE 15 - GENERAL PROVISIONS

14.1	NOTICES

Any notice required or permitted to be given under this Agreement shall be deemed to have been sufficiently given if mailed by registered mail, postage prepaid, or sent by fax or electronic mail, addressed to the Party to be notified, at its address stated in this Agreement and shall be deemed to have been served ten (10) days after posting in the case of post, and two (2) day after dispatch in the case of fax or electronic mail.

14.2	COMPLIANCE WITH LAW

The Parties shall perform their obligations under this Agreement in accordance with all applicable laws, it being understood that neither Party shall be held responsible or liable for failure or delay in fulfilling or performing any of its obligations under this Agreement to the extent that such failure or delay results from good faith efforts to comply with the enactment or revision of any law, rule, regulation or regulatory advisory opinion or order applicable to the Manufacturing, use in clinical trials, marketing, sale, reimbursement and/or pricing of the Product, and such excuse shall continue as long as the affected Party demonstrates good faith efforts to comply with such change, following which such Party shall promptly resume performance hereunder.

14.3	NO RESTRICTIONS

Each Party warrants and represents that its obligations as set forth hereof are not inconsistent with any contractual obligations or commitments it has with any Third Party and shall not be inconsistent with any contractual obligations it may hereafter have with any Third Party.

14.4	SURVIVAL

All representations, warranties, covenants, and agreements made by each Party in this Agreement including any Exhibit hereto shall survive the termination of this Agreement. Expiration or earlier termination of this Agreement shall not relieve either Party of any obligation deemed to so survive incurred prior to such early termination or expiration.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Notwithstanding the expiry or early termination of the Agreement for any cause whatsoever, the provisions of Articles 8, 9, 10, 11.4, 12, 13, 14, 15 and15 hereof, as well as this Article 14.4, shall remain in effect.

ARTICLE 16 - GOVERNING LAW - DISPUTES

15.1	GOVERNING LAW

This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Massachusetts, United States of America.

15.2	DISPUTE SETTLEMENT

The Parties shall endeavor to settle amicably any dispute arising out of the interpretation or performance of this Agreement or any amendment within sixty (60) calendar days as from the day a Party gave notice to the other that it desires to commence negotiations.

Any controversy or claim arising out of or relating to the Agreement which cannot be resolved by diligent negotiations in good faith shall be finally resolved by arbitration. The arbitration shall be administered by the International Chamber of Commerce and is to be conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce. The arbitration shall be held before a panel of three arbitrators and shall be conducted in Boston in the English language.

Notwithstanding the above, either Party may seek preliminary injunctive relief from any court of competent jurisdiction pending the final decision of the dispute, but subject to such Party indemnifying the other Parties for any loss they might suffer as a result of an injection being granted which is inconsistent with the final decision of the dispute.

The Parties formally waive to invoke for themselves or their goods any immunity from jurisdiction of the courts and immunity from execution which could eventually prevent the execution of the sentence awarded by the arbitral tribunal or any other court.

The costs of arbitration shall be borne by the losing Party or as otherwise determined by the arbitration panel. Any award of the arbitration commission shall be enforceable by any court having jurisdiction over the Party against which the award has been rendered, or where assets of the Party against which the award has been rendered can be located.

[Signature page follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representative to execute this Agreement effective as of the date first written above.

rEVO:

rEVO Biologics, Inc.

By:	/s/ Yann Echelard
Name:	Yann Echelard
Its:	President

LFB USA:

LFB USA, Inc.

By:	/s/ William Gavin
Name:	William Gavin
Its:	President

[Signature Page to Supply Agreement]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit A : Quality Agreements

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit B : Product Specification

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit C : Purchase Order Form

•	PO Number

•	Product and form required, for example 1750U, 525U or clarified intermediate

•	Could be specified by product number / Id, to be defined

•	Labeled or unlabeled

•	Package form, single pack, 12 pack

•	Quantity

•	Date requested [***]

•	Delivery location

•	Price, per contract terms and annual negotiation

•	rEVO Authorization, signature, etc.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Exhibit D : Pricing Terms

For the Products delivered in 2014:

Price for VIALED PRODUCT : x USD / IU ( x to be determined based on average LFB USA FULLY BURDENED COSTS of years 2012-2013 +a mark-up of [***]

For the year after 2014, the Price per unit of VIALED PRODUCT will be revised on an annual basis considering the actual LFB USA FULLY BURDENED MANUFACTURING COSTS in the preceding year + a mark-up of [***].

Notwithstanding the foregoing, a markup of only [***] (instead of the [***] referenced above) shall be applied on costs related to Downstream process Activities and Fill and Finish Activities, as long as such activities are entirely subcontracted by LFB USA to a Third Party.

After the exclusive period, the Parties agree to renegotiate in good faith the financial condition of the supply of VIALED PRODUCT by LFB USA to rEVO under this agreement.

Price for the CLARIFIED PRODUCT will be negotiated in good faith between the parties at the [***] before having rEVO placing its first order to LFB USA for such product.

If rEVO requests LFB USA to engage significant capital investment to operate the manufacturing process at a larger scale and if such significant capital investment amounts to more than [***], LFB USA will be allowed to require rEVO to commit either i) on long term minimum volumes commitment or ii) investment funding.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.